UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      January 16, 2007
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                                UTIX GROUP, INC.
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             (Exact Name of registrant as specified in its charter)

         Delaware                     000-50589                75-2340624
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  (State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)

  7 New England Executive Park, Suite 610, Burlington, MA              01803
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           (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code        (781) 229-2589
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          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On January 16, 2007, we entered into a Purchase Agreement (the "Purchase Agreement") with Dolphin Offshore Partners, L.P. (the "Investor"). Pursuant to the Purchase Agreement, as of January 23, 2007 (the "Closing Date"), we sold to the Investor a total of (i) 461,538 shares (the "Preferred Shares") of our Series B convertible preferred stock, $0.001 par value per share (the "Series B Preferred Stock") and (ii) warrants ("Warrants") to purchase up to 69,231 shares of our common stock, $0.001 par value ("Common Stock"), for an aggregate purchase price of $599,999.40 (the "Purchase Price") (hereinafter, the "Series B Offering"). The Preferred Shares and Warrants have such characteristics as are further described in Item 3.02 hereof.

        It is the intention of the Company and the Investor that the Investor's rights and obligations shall be pari passu with the purchasers (the "Additional Investors") of an aggregate of 2,308,077 shares of our Series B Preferred Stock, and Warrants to purchase 346,212 shares of our Common Stock, for an aggregate purchase price of $3,000,500.30, as of November 15, 2006.

        A copy of the form of Purchase Agreement is annexed hereto a Exhibit 10.1, and is incorporated herein by reference.

        In addition, on January 16, 2007, we entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Investor, pursuant to which we agreed to prepare and file with the Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") covering the resale of the Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (the "Registrable Securities") no later than sixty (60) days after the Closing Date. Further, we agreed that, if the Registration Statement (i) is not filed on or before sixty (60) days after the Closing Date,
(ii) is not declared effective by the SEC on or before 120 days after the Closing Date, or (iii) is not kept continually effective for such period as to allow for all Registrable Securities covered by such Registration Statement to be sold (subject to certain exceptions), then we must pay the Investor liquidated damages equal to 1.5% percent of the aggregate subscription amount paid by the Investor for each 30-day period that such event has not occurred. Notwithstanding the foregoing, in no event shall we be liable for liquidated damages (i) in the aggregate in excess of 1.5% of the aggregate amount invested by the Investor for each 30-day period, or (ii) in excess of an aggregate of 24% of the aggregate Purchase Price.

        In addition, we granted the Investor the right to "piggyback" the Registrable Securities on each Registration Statement filed by the Company on behalf of any of the Additional Investors, so long as the registration form to be used is suitable for the registration of the Registrable Securities.

        A copy of the form of Registration Rights Agreement is annexed hereto a
Exhibit 10.2, and is incorporated herein by reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

        On the Closing Date, pursuant to the Purchase Agreement, we sold to the Investor a total of (i) 461,538 shares of our Series B Preferred Stock, and (ii) Warrants to purchase 69,231 shares of our Common Stock, for an aggregate Purchase Price of $599,999.40, as further described in Item 1.01 above.

        The holders of our Series B Preferred Stock have certain rights and preferences, pursuant to the Amended Series B Certificate of Designation, as further described in Item 3.03 below.

        The Warrants may be exercised at any time on or prior to January 23, 2012, at a price of $2.60

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per share, subject to adjustment for stock dividends, stock splits, reclassifications, and similar events, or if we issue securities on preferential terms. From and after the first anniversary of the Closing Date, and so long as we are required under the Registration Rights Agreement to have effected the registration of the shares of Common Stock underlying the Warrants (the "Warrant Shares"), if the Warrant Shares may not be freely sold to the public, then the warrantholder may effect a "cashless exercise" of the Warrants. We have the right to call the Warrants at a price equal to $0.01 per share if, after the effective date of the Registration Statement, the closing price of our Common Stock for each of 20 consecutive trading days exceeds $5.20 per share (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock); provided, however, that at any given time, we may not call more than the lesser of (i) 20% of the aggregate amount of Warrants initially issued, or (ii) the number of remaining Warrants held by the holders thereof.

        A copy of the form of Warrant is annexed hereto as Exhibit 4.2, and is incorporated herein by reference.

        We agreed to register the Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, as further described in Item 1.01 above.

        In addition, in consideration for the introduction of the Investor to us by Jesup & Lamont, an investment banking firm, as of January 23, 2007, Jesup & Lamont received (i) $47,999.95, and (ii) five-year warrants to purchase 27,692 shares of our Common Stock, at an exercise price of $2.60 per share (the "Jesup Warrants"). We granted Jesup & Lamont the right to "piggyback" the shares of our Common Stock issuable upon exercise of the Jesup Warrants on each Registration Statement filed by the Company on behalf of the Investor, so long as the registration form to be used is suitable for the registration of such shares.

        We believe that these transactions are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2), or Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

CONSENT OF HOLDERS OF A MAJORITY OF OUR ISSUED AND OUTSTANDING SERIES A PREFERRED STOCK

        Pursuant to Section 6(a) of our Certificate of Designations, Preferences and Rights of Series A Preferred Stock, without the prior consent of the holders of at least a majority of our issued and outstanding shares of Series A convertible preferred stock, $0.001 par value per share (the "Series A Preferred Stock") (the "Series A Majority Holders"), among other things, we may not authorize, create, designate, establish or issue any other class or series of capital stock ranking senior to or on parity with the Series A Preferred Stock as to dividends or upon liquidation. As of January 23, 2007, we received the consent of the Series A Majority Holders to (i) increase our number of authorized shares of Series B Preferred Stock, and (ii) offer and sell the Preferred Shares and Warrants to the Investor.

CONSENT OF HOLDERS OF A MAJORITY OF OUR ISSUED AND OUTSTANDING SERIES B PREFERRED STOCK

        Pursuant to Section 6(a) of our Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the "Series B Certificate of Designation"), without the prior consent of the holders of at least a majority of the outstanding Series B Preferred Stock (the "Series B Majority Holders"), among other things, we may not authorize, create, designate, establish or issue
(i) an increased number of shares of Series B Preferred Stock, or (ii) any other class or series of capital stock ranking senior to or on parity with the Series B Preferred Stock. As of January 23, 2007, we received the consent of the Series B

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Majority Holders to (i) increase our number of authorized shares of Series B
Preferred Stock, and (ii) offer and sell the Preferred Shares and Warrants to the Investor.

FILING OF AMENDED AND RESTATED SERIES B CERTIFICATE OF DESIGNATION

        On January 19, 2007, pursuant to the authority vested in it by Article FOURTH of our Amended and Restated Certificate of Incorporation, our Board of Directors (the "Board") approved, subject to the approval of the Series A Majority Holders and Series B Majority Holders, the increase of our authorized shares of Series B Preferred Stock, to 3,000,000.

        On January 23, 2007, following approval by the Series A Majority Holders and Series B Majority Holders, we filed an Amended and Restated Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the "Amended Series B Certificate of Designation") with the Secretary of State of the State of Delaware. Pursuant to the Amended Series B Certificate of
Designation:

        o The stated value of each share of Series B Preferred Stock is $1.30 (the "Stated Value");

        o Dividends on the Series B Preferred Stock may be declared and paid from time to time as determined by the Board;

        o Upon our liquidation, dissolution or winding up, the Series B Preferred Stock ranks senior to our Common Stock and all other equity or equity equivalent securities, other than those securities that are explicitly senior in rights or liquidation preference to the Series B Preferred Stock, and each holder shall be entitled to be paid an amount per share equal to the Stated Value plus any accrued and unpaid dividends (the "Liquidation Preference");

        o In addition to any voting rights provided by law, the holders of our Series B Preferred Stock have the right to vote together with the holders of our Common Stock as a single class on any matter on which the Common Stock holders are entitled to vote, on an as-converted basis;

        o The Series B Preferred Stock is convertible at any time at the holders' option into such number of shares of our Common Stock as is obtained by multiplying the number of shares of Series B Preferred Stock to be converted by the Liquidation Preference per share, and dividing the result by the conversion price, which is currently $1.30 per share;

        o The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible is subject to adjustment (a) for stock dividends, stock splits, reclassifications, and similar events, or (b) if we sell additional securities of ours on preferential terms; and

        o Without the prior consent of the holders of at least a majority of the outstanding Series B Preferred Stock, we may not (i) issue securities on preferential terms, (ii) enter into certain corporate transactions, (iii) incur indebtedness in excess of $500,000, (iv) amend, alter or repeal our Amended and Restated Certificate of Incorporation or By-laws, (v) pay any dividend, or (vi) agree to do any of the foregoing.

        A copy of the Amended Series B Certificate of Designation is annexed hereto as Exhibit 4.1, and is incorporated herein by reference.

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ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits

        Exhibits
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          4.1   Amended and Restated Certificate of Designations, Preferences
                and Rights of Series B Convertible Preferred Stock, filed January 23, 2007 (1)

          4.2   Form of Warrant (2)

          10.1  Form of Purchase Agreement (2)

          10.2  Form of Registration Rights Agreement (2)

    ------------------------------
    (1)  Filed herewith
    (2) Incorporated by reference from our Current Report on Form 8-K, dated November 9, 2006


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   UTIX GROUP, INC.


Date:   January 29, 2007           By: /s/ Anthony G. Roth
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                                           Anthony G. Roth
                                           President and Chief Executive Officer


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